EXHIBIT 10.16

                         REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT is entered into as of May 19, 1999 by and between Powerize.com (the "Company"), and Sevenson Environmental Services, Inc. (the "Holder").

      WHEREAS, the Holder has acquired shares of Common Stock in connection with its purchase of Common Stock pursuant to the Subscriptions and Agreement; and

      WHEREAS, the Company and the Holder wish to provide certain arrangements with respect to the registration of shares of Common Stock under the Securities Act.

      NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the Holder and Company agree as follows:

1. CERTAIN DEFINITIONS. As used in this agreement, the following terms shall have the following respective meanings:

      "Agreement" means that certain letter agreement between the Company and the Holder dated May 16, 1999.

      "Additional Shares" has the meaning defined under the Agreement.

      "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

      "Common Stock" means the Common Stock, no par value, of the Company.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

      "Registration Expenses" means the expenses described in Section 5.

      "Registrable Shares" means the shares of Common Stock issued to the Holder under the Agreement, including any Additional Shares issued to the Holder under paragraph 3 of the Agreement, and any other shares of Common Stock issued in respect of such shares because of stock splits, stock dividends, reclassifications, recapitalization, or similar events. Registrable Shares shall cease to be Registrable Shares (w) when a Registration Statement with respect to the sale of such shares shall have become effective under the Securities Act (x) when they shall have become eligible for resale pursuant to Rule 144(k) following an initial public offering by the Company of unissued Common Stock or
(y) when the Holder shall have sold or otherwise transferred more than three fourths (3/4) of the sum of (i) the Common Stock issued to the Holder under the Agreement, excluding Additional Shares, plus (ii) other shares of Common


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Stock issued with respect of such shares because of stock splits, stock dividends, reclassifications, recapitalization, or similar events or (z) upon a sale or merger of the Company after which the shareholders of the Company immediately before the transaction do not own or control a majority of the outstanding shares of stock of, or equity interest in, either the Company, the surviving entity or the buyer.

      "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (whether or not Registered Shares are included) for cash (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purposes, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

      "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

      "Shares" means shares of the Common Stock.

      "Subscriptions" has the meaning defined under the Agreement.

2. REQUIRED REGISTRATIONS.

      2.1 Demand Registration. If the Company has not filed a Registration Statement declared effective by the Commission on or before May 16, 2001, then the Holder may request, in writing, that the Company effect a separate demand registration of the Holder's Registrable Shares. The Company shall use best efforts to effect the registration of all Registrable Shares that have been the subject of the request under this paragraph and shall maintain the effectiveness of such Registration Statement for a period of 90 days.

      2.2 Limitations. The Company shall not be required to effect more than one registration pursuant to Section 2.1 above. In addition, the Company shall not be required to effect any registration within three months after the effective date of any other Registration Statement of the Company.

      2.3 Delay for Good Cause. If at the time of any request to register Registrable Shares pursuant to this Section 2, the Company (i) is engaged or has plans to engage within 180 days of the time of the request in a registered public offering or (ii) is engaged in any other activity that in the good faith determination of the Company's Board of Directors, would be materially adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the effective date of such offering or activity, as the case may be. The Company may not effect more than 2 delays under this Section 2.3.

3. INCIDENTAL REGISTRATION.

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      3.1  Company Initiated Registration. Whenever the Company proposes to file a Registration Statement to register Shares (other than a Registration Statement to be filed pursuant to an initial public offering of unissued Shares), then prior to the declaration of effectiveness of such Registration Statement, and as promptly as practicable, it shall give written notice of the filing or the intended filing to the Holder and, upon the written request of the Holder given within 20 days after the Company provides such notice, the Company shall use reasonable efforts to cause all Registrable Shares that the Holder has requested to register to be included in the Registration Statement.

      3.2 Limitations. In connection with any offering under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the Holder accepts the terms of the underwriting (including the terms of the underwriting agreement, which agreement shall not contain terms inconsistent with the provisions of this agreement) as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares that the Holder has requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, that the managing underwriter believes may be sold without causing such adverse effect.

4. REGISTRATION PROCEDURES. If the Company is required by the provisions of this agreement to use its reasonable or best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:


      4.1 Filing. File with the Commission a Registration Statement with respect to such Registrable Shares and use reasonable efforts to cause that Registration Statement to become and remain effective as herein provided.

      4.2 Amendments and Supplements. Prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 90 days from the effective date.

      4.3 Copies of Prospectus. Furnish to each selling Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Holder.


      4.4 Blue Sky Qualification. Use its reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Holder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Holder to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by the selling Holder, as the case may be; PROVIDED, HOWEVER, that the Company shall not thereby be required to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.


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      4.5 Earnings Statement. Use its reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 promulgated under the Securities Act) covering the period of at least 12 months beginning with the first month following the effective date of the registration statement.

      If the Company has delivered preliminary or final prospectuses to the Holder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Holder and, if requested, the Holder shall immediately cease making offers of Registrable Shares and shall return all prospectuses to the Company. The Company shall promptly provide Holder with revised prospectuses and, following receipt of the revised prospectuses, the Holder shall be free to resume making offers of the Registrable Shares.

      The Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 4. In addition, the Holder agrees to dispose of any Registrable Shares included in any registration only in accordance with the plan of distribution described in the Registration Statement.

       5. ALLOCATION OF EXPENSES. The Company shall pay the Registration Expenses for the registration pursuant to Section 2. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 2, including, without limitation, all registration and filing fees, exchange or national market listing fee, all fees and expenses of complying with securities or blue sky laws, all fees and expenses associated with filings with the NASD, all printing expenses, fees and disbursements of counsel for the Company and its independent public accountants, and the expense of any special audits incident to or required by any such registration.

6. Indemnification.

         6.1 Company Indemnification. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this agreement, then to the extent permitted by law the Company shall indemnify and hold harmless the Holder against any losses, claims, damages, costs, expenses or liabilities, joint or several (or action in respect thereof) to which such Holder may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise our of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; and the Company shall reimburse the Holder for any legal or any other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, cost, expense, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable to the extent that any such loss, claim, damage, cost, expense or liability arises out of or is based upon any untrue statement

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or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of the Holder.

         6.2 Holder Indemnification. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this agreement, then to the extent permitted by law (but only in an amount not in excess of the net proceeds to it of all Registrable Shares sold by the holder in the registration) the Holder shall indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act, or the Exchange Act, against any losses, claims, damages, costs, expenses or liabilities, joint or several, (or actions in respect thereof) to which the Company, such directors and officers, or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages, costs, expenses, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Holder.

         6.3 Notice of Claims, etc. Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought (provided that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been actually prejudiced by such delay or failure) and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party, whose approval shall not be unreasonably withheld or delayed. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expenses if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interest between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as a term thereof the giving by the claimant or plaintiff to such Indemnified Party of a general release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

         6.4 Contribution. If for any reason the foregoing indemnification is not available, or is insufficient to hold harmless and Indemnified Party, other than by reason of the exceptions provided herein, then the Indemnifying Party shall contribute to the amount paid or payable by

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the Indemnified Party as a result of such losses, claims, damages, costs, expenses, or liabilities in such proportion as is appropriate to reflect the relative fault of the Holder of Registrable Shares and the Company as well as any other equitable considerations including the parties' relative knowledge and access to information concerning the matter with respect to which any claim is asserted and the opportunity to correct and prevent any such statement or omission leading to such loss, claim, damage or liability (or actions in respect thereof) but not including the relative benefits received by the Holder on the one hand and the Company on the other; PROVIDED, HOWEVER, that in any case (i) the Holder of Registrable Shares will not be required to contribute except to the extent and under such circumstances as the Holder would be required to provide indemnification hereunder and then only in an amount not in excess of the net proceeds to it of all Registrable Shares sold in the registration, and
(ii) no person guilty or fraudulent misrepresentation, within the meaning of
Section 11(f) of the Securities Act, shall be entitled to contribution from any person who is not so guilty.

7. MISCELLANEOUS

      7.1 "Stand-Off" Agreement. In connection with any underwritten public offering, if requested by the Company and the managing underwriter, the Holder hereby agrees, other than with respect to any Registrable Shares included in such offering, not to effect any public sale or distribution of any Registrable Shares, nor engage in any transaction that would result in an public sale or distribution of securities of the same class as the Registrable Shares for a specified period of time (not to exceed 180 days) following the effective date of a Registration Statement; PROVIDED, that all persons holding more than 5% of the outstanding Common Stock (other than mutual funds or other institutional shareholders) and all senior officers and directors of the Company enter into similar agreements. Such agreement shall be in writing in a form reasonably satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

      7.2 Governing Law. This agreement shall be governed in all respects by the laws of Maryland without giving effect to the conflict of laws principles.

      7.3 Entire Agreement; Amendment and Waiver. This agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

      7.4 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery or five days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the Company at its principal office and to the Holder at its address on the records maintained by the Company or at such other address as any party may designate by ten days' prior written notice to the other party.

      7.5 Separability. In case any provision of this agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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      7.6 Successors and Assigns. Neither this agreement nor any of the rights, interests or obligations hereunder shall be assigned (whether by operation of law or otherwise) by the Holder without the consent of the Company.

      7.7 Titles. The titles of the Sections of this agreement are for convenience of reference only and are not to be considered in construing this agreement.

      7.8 Counterparts. This agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute on agreement.

                                   SEVENSON ENVIRONMENTAL
                                   SERVICES, INC.

                                   By: /s/ W.J. McDermott
                                       ------------------

                                   POWERIZE.COM

                                   By: /s/ Edwin R. Addison
                                       --------------------


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